May  4, 1997

James River Corporation of Virginia
120 Tredegar Street
Richmond, Virginia 23219
Attention: Clifford A. Cutchins, IV


Ladies and Gentlemen:

                  The undersigned understands that James River Corporation of Virginia ("Parent"), and Fort Howard Corporation (the "Company") are entering into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), providing for, among other things, a merger between a wholly owned subsidiary of Parent and the Company (the "Merger"), in which all of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") will be exchanged for shares of common stock, par value $.10 per share, of Parent.

                  The undersigned is a stockholder of the Company and is entering into this letter agreement to induce you to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

                  The undersigned confirms its agreement with you as follows:

                  1. The undersigned represents, warrants and agrees that
Schedule I annexed hereto sets forth the number of shares of Company Common Stock of which the undersigned is the record or beneficial owner (the "Shares") and that, as of the date hereof, the undersigned owns such Shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I.

                  2. The undersigned agrees that the undersigned will not contract to sell, sell or otherwise transfer or dispose of any of the Shares, or any interest therein, or securities convertible thereinto or any voting rights with respect thereto, other than: (a) pursuant to the MSLEF II Agreement of Limited Partnership and the Fort Howard Equity Investors II Agreement of Limited Partnership, (b) pursuant to the Merger, (c) with your prior written consent,
(d) a transfer to a party who executes a counterpart of this agreement to be bound by the terms and provisions hereof or (e) Shares transferred to the Company in

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connection with the exercise of stock options to the extent that as of the date hereof the related option agreement permits Shares to be so used in connection with the exercise of stock options.

                  3. The undersigned agrees that all of the shares of Company Common Stock, including the Shares and any shares of Company Common Stock hereafter acquired, that are beneficially owned by the undersigned at the record date for any meeting of stockholders of the Company called to consider and vote to approve the Merger and the Agreement and the Agreement and other transactions contemplated thereby will be voted by the undersigned in favor thereof.

                  4. The undersigned agrees that the undersigned will not initiate, solicit or encourage any discussions, inquiries or proposals with any third party that constitute or may reasonably be expected to lead to a Competing Transaction (as defined in the Merger Agreement), or provide any such person with information or assistance or negotiate with any such person with respect to a possible Competing Transaction.

                  The undersigned has all necessary power and authority to enter into this letter agreement. This agreement is the legal, valid and binding agreement of the undersigned, and is enforceable against the undersigned in accordance with its terms.

                  This letter agreement may be terminated at the option of any party at any time after the earlier of: (i) termination of the Merger Agreement in accordance with its terms and (ii) the day following the Closing Date (as defined in the Merger Agreement). Please confirm that the foregoing correctly states the understanding between us by signing and returning to us a counterpart hereof.



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                                        3

                  Nothing herein shall be construed to require the undersigned, or any company, trust or other entity controlled by the undersigned, to take any action or fail to take any action in violation of applicable law, rule or regulation.

                                   Very truly yours,

                                   Mellon Bank, N.A.,
                                   solely in its capacity as Trustee for
                                   FIRST PLAZA GROUP TRUST, (as directed by
                                   General Motors Investment Management
                                   Corporation), and not in its individual
                                   capacity

                                   By     /s/ Laurie A. Adams
                                          ____________________
                                          Name:  Laurie A. Adams
                                          Title: Trust Officer


Confirmed as of the date first above written:


/s/ Miles L. Marsh
_________________________
For James River Corporation of Virginia

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                                   SCHEDULE I



                                                  Interest Through Limited
                  Direct                                 Partnerships
                  ------                          ------------------------

                5,477,586                                  3,389,473*


















--------

* Subject to reduction to the extent transferred to the general partners pursuant to the general partners' profit participation interests.